SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                               -------------------

        Date of Report (Date of earliest event reported): May 15, 2003
                                 --------------


                               VISX, INCORPORATED
               -------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                   1-10694                  06-1161793
--------------------------    ------------------        --------------------
 (State of Incorporation        (Commission File          (I.R.S. Employer
    or Organization)                Number)              Identification No.)


         3400 Central Expressway
         Santa Clara, California                         95051
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 (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number including area code:      (408) 733-2020
                                                        --------------


                               Not Applicable
             --------------------------------------------------
       (Former name or former address, if changed since last report)



Item 5. Other Events

On May 15, 2003, the Board of Directors of the Company authorized the amendment to the Rights Agreement, dated as of August 3, 2000, between the Company and Equiserve Trust Company, as Successor Rights Agent to Fleet National Bank, as amended on April 25, 2001 (the "Rights Agreement"). The amendment provides that the rights issued pursuant to the Rights Agreement be redeemed if a there is a "Qualifying Tender Offer", provided that (a) such Qualifying Tender Offer must have been mailed to stockholders at least 120 days prior to the consummation of a purchase, (b) the number of shares validly tendered and not withdrawn in the Qualifying Tender Offer (other than shares of common stock held by the offeror and its affiliates) represent at least a majority of the Company's outstanding shares on a fully diluted basis (treating all outstanding options as exercised for this purpose), (c) as part of the Qualifying Tender Offer, the offeror agrees to complete, promptly after the acceptance of the shares purchased pursuant to the Qualifying Tender Offer, a merger transaction with the Company in which all shares not tendered and purchased in the Qualifying Tender Offer would be converted into the right to receive an amount in cash not less than the price paid or to be paid in the Qualifying Tender Offer, and (d) at a special meeting called, at the discretion of the Board of Directors, within 120 days of the Qualifying Tender Offer commencement date, which meeting shall be held on a date not more than 180 days after the Qualifying Tender Offer commencement date, holders of a majority of the shares of common stock outstanding as of the record date for the special meeting (excluding shares of common stock held by the offeror or its affiliates) have not voted to keep the rights outstanding. A "Qualifying Tender Offer" means a tender offer for all outstanding shares of the Company's common stock by an offeror, commenced and mailed to the Company's stockholders, which tender offer meets all of the following requirements: (i) the tender offer must provide for the acquisition of any and all of the outstanding shares of common stock held by any person (other than the offeror and its affiliates) solely for cash at the same price and at a price that is at a premium to the highest closing price for the twenty (20) trading days prior to the commencement of the tender offer and the twenty (20) trading days prior to any earlier announcement of an intention to seek to acquire the Company, (ii) such offer must remain open for at least 120 days following commencement, (iii) the offeror must have retained an independent, nationally-recognized investment banking firm and received its written opinion, dated as of the date of the Qualifying Tender Offer, stating that the tender offer price is fair from a financial point of view to the Company's stockholders (other than the offeror and its affiliates) and a copy of such written opinion must have been included in the tender offer materials that are sent to stockholders pursuant to the rules and regulations of the Securities and Exchange Commission, and (iv) the offeror must have (A) obtained firm written financing commitments from recognized financing sources and/or have on hand cash or cash equivalents, which financing and/or cash or cash equivalents will be available at the time of acceptance for purchase of the shares pursuant to the tender offer in an amount sufficient to cover the full amount of all financing necessary to consummate the tender offer and all related expenses (including amounts necessary to refinance any indebtedness of the Company or its subsidiaries which will become due upon consummation of a Qualifying Tender Offer) and (B) set forth a copy of any such financing commitments in the tender offer materials that are sent to stockholders pursuant to the rules and regulations of the Securities and Exchange Commission.



Item 7. Financial Statements and Exhibits

         (c)  Exhibits

4.1 Rights Agreement, dated as of August 3, 2000, between VISX, Incorporated and Fleet National Bank, as Rights Agent, including the form of Rights Certificate as Exhibit A and the Summary of Rights to Purchase Common Stock as Exhibit B (incorporated by reference to
       Exhibit 4.1 to the Company's Current Report on Form 8-K, filed August 4, 2000)

4.2 Amendment to the Rights Agreement, dated as of April 25, 2001, between VISX, Incorporated and Fleet National Bank, as Rights Agent incorporated by reference to Exhibit 4.2 to the Company's
       Current Report on Form 8-K, filed May 1, 2001)

4.3 Amendment No. 2 to the Rights Agreement, dated as of May 15, 2003, between VISX, Incorporated and Fleet National Bank, as Rights Agent




                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VISX, INCORPORATED


                                By: /s/ Timothy R. Maier
                                    --------------------------------------
                                    Timothy R. Maier
                                    Executive Vice President and
                                    Chief Financial Officer

Date: May 16, 2003




                                  EXHIBIT INDEX

4.1 Rights Agreement, dated as of August 3, 2000, between VISX, Incorporated and Fleet National Bank, as Rights Agent, including the form of Rights Certificate as Exhibit A and the Summary of Rights to Purchase Common Stock as Exhibit B (incorporated by reference to
       Exhibit 4.1 to the Company's Current Report on Form 8-K, filed August 4, 2000)

4.2 Amendment to the Rights Agreement, dated as of April 25, 2001, between VISX, Incorporated and Fleet National Bank, as Rights Agent (incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K, filed May 1, 2001)

4.3 Amendment No. 2 to the Rights Agreement, dated as of May 15, 2003, between VISX, Incorporated and Fleet National Bank, as Rights Agent

                                                                   Exhibit 4.3


                      AMENDMENT NO. 2 TO RIGHTS AGREEMENT

AMENDMENT NO. 2, dated as of May 15, 2003, to the Rights Agreement, dated as of August 3, 2000 (the "Rights Agreement"), between VISX, Incorporated, a Delaware corporation (the "Company"), and EquiServe Trust Company, N.A., successor rights agent to Fleet National Bank, a National Banking Association, as Rights Agent (the "Rights Agent"), as amended on April 25, 2001.

                  WHEREAS, the Company and the Rights Agent entered into the Rights Agreement specifying the terms of the Rights (as defined therein);

                  WHEREAS, by resolution dated November 13, 2001, the Board of Directors of the Company approved (i) the appointment of EquiServe Trust Company, N.A. as successor transfer agent and registrar for the Company's common stock, replacing Fleet National Bank, a National Banking Association, and (ii) the assignment of the Rights Agreement from Fleet National Bank, a National Banking Association to EquiServe Trust Company, N.A.;

                  WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement in accordance with Section 26 of the Rights Agreement;

                  WHEREAS, the Board of Directors of the Company has approved and adopted this Amendment at a meeting of directors duly called and held;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereby agree as follows:

1. Section 1 of the Rights Agreement is amended to add the following new subsections:

         (nn1) "Offeror" shall mean any Person who makes a Qualifying Tender Offer.

         (oo1) "Qualifying Tender Offer" shall mean a tender offer for all outstanding shares of Common Stock by an Offeror commenced and mailed to the Company's stockholders, which tender offer meets all of the following requirements:

         (i) The tender offer must be made for any and all of the outstanding shares of Common Stock (other than shares of Common Stock held by the Offeror and its Affiliates) solely for cash at the same price and at a price which is at a premium to the highest closing price for the twenty (20) trading days prior to the commencement of the tender offer and the twenty (20) trading days prior to any earlier announcement of an intention to seek to acquire the Company;

         (ii) Such tender offer must remain open for at least 120 days following commencement;

         (iii) the Offeror must have retained an independent, nationally-recognized investment banking firm and received its written opinion, dated as of the Qualifying Tender Offer Date, stating that the price to be paid in the tender offer is fair from a financial point of view to VISX stockholders (other than the Offeror and its Affiliates) and a copy of such written opinion must have been included in the tender offer materials that are sent to stockholders pursuant to the rules and regulations of the Securities and Exchange Commission; and

         (iv) the Offeror must (A) have obtained firm written financing commitments from recognized financing sources and/or have on hand cash or cash equivalents, which financing commitments and/or cash or cash equivalents will be available at the time of the acceptance for purchase of the shares pursuant to the tender offer in an amount sufficient to cover the full amount of all financing necessary to consummate the tender offer and all related expenses (including amounts necessary to refinance any indebtedness of the Company or its subsidiaries which will become due upon consummation of the Qualifying Tender Offer) and (B) set forth a copy of any such financing commitments in the tender offer materials that are sent to stockholders pursuant to the rules and regulations of the Securities and Exchange Commission.

          (pp1) "Qualifying Tender Offer Date" shall mean any date that a Qualifying Tender Offer shall have been commenced pursuant to the applicable rules of the Securities and Exchange Commission, and mailed to the Company's stockholders.

         (qq1) "Resolution" shall have the meaning set forth in Section 23(c) hereof.

         (rr1) "Special Meeting" shall have the meaning set forth in Section 23(c) hereof.

         2. Section 23 of the Rights Agreement is further amended to (i) delete existing subsection (b), (ii) re-label the existing subsection (c) as subsection (b), and (iii) add the following new subsections (c) and (d) at the end of such Section:

         "(c) Notwithstanding any other provision of this Agreement, the Rights shall be redeemed, without any approval of the Board of Directors, in the following circumstances:

         (i) If (A) the Board does not elect to call, prior to the 120th day following the Qualifying Tender Offer Date, a Special Meeting (as hereinafter defined) to be held within the period set forth in this Section 23(c) or (B) at the Special Meeting, the Resolution (as hereinafter defined) does not receive the affirmative vote of a majority of the shares of Common Stock outstanding as of the record date of the Special Meeting (excluding shares of Common Stock held by the Offeror and its Affiliates), then all of the Rights shall be redeemed at the Redemption Price, effective immediately prior to the consummation of the purchase by the Offeror of shares of Common Stock tendered pursuant to a Qualifying Tender Offer; provided, that (x) the Qualifying Tender Offer was commenced and was mailed to stockholders at least 120 days prior to the consummation of such purchase;
                  (y) as of such time, the shares of Common Stock validly tendered and not withdrawn (other than shares held by the Offeror and its Affiliates) represent at least a majority of the outstanding shares of the Common Stock on fully diluted basis (treating all outstanding options as exercised for this purpose); and (z) the Offeror has committed and agreed to promptly, following acceptance of the shares pursuant to the tender offer, complete a merger transaction with the Company in which all shares of Common Stock not tendered and purchased in the Qualifying Tender Offer shall be converted into the right to receive an amount in cash not less than the price paid or to be paid in the Qualifying Tender Offer.

         (ii) In the event a Qualifying Tender Offer is commenced by any Offeror, within 120 days of the Qualifying Tender Offer Date, the Board of Directors of the Company may elect to call a special meeting of stockholders of the Company (the "Special Meeting") for the purpose of voting on a resolution requesting that the Board of Directors keep the Rights outstanding (the "Resolution"). The Special Meeting shall be held on a date selected by the Board of Directors, which date shall be not more than 180 days after the Qualifying Tender Offer Date. If the Company's stockholders at the Special Meeting vote in favor of the Resolution pursuant to the standards set forth in this Section 23(c), notwithstanding any other provision of this Agreement, the Rights shall not be redeemed pursuant to this Section 23(c). The Board of Directors shall set a date for determining the stockholders of record entitled to notice of and to vote at the Special Meeting in accordance with the Company's Articles of Incorporation and By-laws and with applicable law.

         (iii) Nothing contained in this subsection (c) shall be deemed to be in derogation of the obligation of the Board of Directors of the Company to exercise its fiduciary duties. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to reject any Qualifying Tender Offer, or other offer, or to take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative Qualifying Tender Offers or other proposals to the Special Meeting) with respect to any Qualifying Tender Offer or other offer that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duty.

         (iv) Nothing in this subsection (c) shall be construed as limiting or prohibiting the Company or any Offeror from proposing or engaging, at any time, in any acquisition, disposition or other transfer of any securities of the Company, any merger or consolidation involving the Company, any sale or other transfer of assets of the Company, any liquidation, dissolution or winding-up of the Company, or any other business combination or other transaction, or any other action by the Company or such Offeror; provided, however, that the holders of Rights shall have the rights set forth in this Agreement with respect to any such acquisition, disposition, transfer, merger, consolidation, sale, liquidation, dissolution, winding-up, business combination, transaction or action.

         (d) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to subsection
         (a) of this Section 23, or upon effectiveness of the redemption of the Rights pursuant to subsection (c) of this Section 23, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held.

         Promptly after the action of the Board of Directors ordering the redemption of the Rights pursuant to subsection (a) of this Section 23, or promptly following the redemption of the Rights pursuant to subsection (c) of this Section 23, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made."

         3. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

         4. The foregoing amendment shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

         5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


Attest:                                  VISX, INCORPORATED

By:    /s/ Scott Meggs                   By:    /s/ John F. Runkel, Jr.
       ----------------------------             ---------------------------
       Name: Scott Meggs                        Name: John F. Runkel, Jr.
       Title: Corporate Counsel                 Title: Vice President


Attest:                                  EQUISERVE TRUST COMPANY, N.A.

By:    /s/ Debra Spearin                 By:    /s/ Michael J. Connor
       ----------------------------             ---------------------------
       Name:  Debra Spearin                     Name:  Michael J. Connor
       Title: Account Manager                   Title: Managing Director,
                                                       Client Advisor